Law Offices of

Weisberg & Miller

654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

Craig S. Miller (State Bar No. No. 139682)

William S. Weisberg (State Bar No. 146284)

WEISBERG & MILLER

654 Sacramento Street, Third Floor

San Francisco, California 94111

Telephone:	(415) 296-7070
Facsimile:	(415) 296-7060

Attorneys for Plaintiff

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFONRIA

Case No.
WORLD SURVEILLANCE GROUP INC.,
a Delaware Corporation,
complaint for:
Plaintiff,
(1) BREACH OF CONTRACT;
vs.	(2) BREACH OF COVENANT OF GOOD
FAITH AND FAIR DEALING;
LA JOLLA COVE INVESTORS, INC.,	(3) UNJUST ENRICHMENT;
a California corporation,	(4) BREACH OF FIDUCIARY DUTIES;
(5) OPEN BOOK ACCOUNT;
DOES 1-30,	(6) Account stated;
(7) InTentional misrepresentation;
Defendants.	(8) fraud in the inducement;
(9) Manipulation and Fraud – Exchange Act Section 10(b), and 17 CFR 240.10b-5;
(10) Violation of California Business and Professions Code Section 17200;
(11) Declaratory relief;
(12) injunctive releif

World Surveillance Group Inc. complains of La Jolla Cove Investors, Inc. and Does 1 through 30 as follows:

Page 1 of 61 COMPLAINT	Case No.

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I. PARTIES

(1)

Plaintiff World Surveillance Group Inc. (“WSGI”), at all times mentioned in this complaint was, and still is, a Delaware corporation whose principal place of business is located in Kennedy Space Center, Florida.

(2)

Defendant La Jolla Cove Investors, Inc. (“La Jolla”), at all times mentioned in this complaint was, and still is, a California corporation whose principal place of business is located in La Jolla, California. On information and belief, La Jolla is an investor and financier focusing on private money lending.

(6)

Plaintiff WSGI does not know the true names and capacities, whether associate or individual, of defendants sued herein as Does 1 through 30, inclusive, and therefore has sued these defendants by such fictitious names. Plaintiff WSGI prays leave to insert the true names and capacities of these fictitiously named defendants when they are ascertained.

(7)

On information and belief, each of the defendants designated herein as a Doe is legally responsible and liable in some manner for the hereinafter referred to events, happenings, and obligations.

(8)

On information and belief, Defendant La Jolla and Does 1 through 30 (together collectively “Defendants”), committed the hereinafter mentioned acts and conduct as the agents, employees, servants, subsidiaries, partners, members, associates, or representatives of each other, and that some or all of the things alleged to have been done by these defendants were done in the course and scope of the agency, employment, service, subsidiary relationship, partnership, membership, association, or representative relationship.

Page 2 of 61 COMPLAINT	Case No.

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(9)

Further, some or all of the acts herein alleged were performed with the knowledge and consent of Defendants and their respective principals, employers, masters, parent corporations, partners, members, associates, or representatives, and were approved of and ratified by one or more of the other defendants.

II. JURISDICTION

(10)

This Court has original subject-matter jurisdiction over this case pursuant to the diversity of the parties under 28 USC § 1332, in that Plaintiff and Defendants are citizens of different states and the amount in controversy exceeds seventy-five thousand dollars ($75,000).

(11)

Further, this Court has personal jurisdiction over the parties pursuant to a forum selection clause of the Securities Purchase Agreement (“SPA”) as agreed upon and executed by Plaintiff and Defendants. Pursuant to the SPA, Section 5.8, “Governing Law,” all parties agreed that all court actions, “concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement [i.e. the SPA] and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the California Courts.” Pursuant to the SPA, Section 1.1, “Definitions,” “‘California Courts’ means the state and federal courts sitting in the City of San Francisco, State of California.” Aside from the diversity of the parties, this also is why this case was brought specifically in this California Court. A true and correct copy of the SPA is attached hereto as Exhibit A.

III. VENUE

(12)

Venue in this Court is proper pursuant to a venue selection clause of the SPA as agreed upon and executed by Plaintiff and Defendants. Pursuant to the SPA, Section 5.8, “Governing Law,” all parties agreed that all court actions, “concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement [i.e. the SPA] and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the California Courts.” Pursuant to the SPA, Section 1.1, “Definitions,” “‘California Courts’ means the state and federal courts sitting in the City of San Francisco, State of California.” Aside from the diversity of the parties, this also is why this case was brought specifically in this California Court.

Page 3 of 61 COMPLAINT	Case No.

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IV. GENERAL ALLEGATIONS

(13)

On December 22, 2011, WSGI and La Jolla signed a non-binding agreement (hereinafter “Term Sheet”) setting forth the terms and conditions under which La Jolla would be investing in WSGI. This Term Sheet outlined what would eventually become a binding agreement amongst these parties.

(14)

On January 25, 2012, the following documents and their terms were agreed upon and executed (where necessary) by the parties: (1) the SPA; (2) the Equity Investment Agreement (“EIA”), and (3) the 4¾% Secured Convertible Debenture (the “Debenture”) (collectively referred to herein as “the Agreements”). A true and correct copy of the EIA is attached hereto as Exhibit B. A true and correct copy of the Debenture is attached hereto as Exhibit C. The Agreements were originally negotiated between the parties and drafted by La Jolla.

(15)

Pursuant to the Agreements, on February 2, 2012, the purchase and sale closed (“Closing”), and, at Closing, WSGI issued to La Jolla, among other things, the Debenture and the EIA in exchange for a payment of five-hundred thousand dollars ($500,000.00) from La Jolla. The five-hundred thousand dollars ($500,000.00) from La Jolla was received by WSGI on the date of Closing.

(16)

On February 7, 2012, WSGI filed a Form S-1 with the U.S. Securities and Exchange Commission (“SEC”) relating to fifty-million (50,000,000) shares of WSGI common stock, par value $0.00001 per share (the “Common Stock”), to potentially be issued pursuant to the Agreements.

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///

(17)

On March 27, 2012, WSGI withdrew its previously filed Form S-1 in light of comments relating to the filing by the SEC.

(18)

On March 28, 2012, WSGI and La Jolla agreed upon and executed an Amendment to the SPA (“Amendment to SPA”) in accordance with the SEC’s comments on the Form S-1 filed. A true and correct copy of the Amendment to SPA is attached hereto as Exhibit D.

(19)

On April 11, 2012, the Form S-1 was re-filed with the SEC noting the Amendment to SPA and the fifty million (50,000,000) shares of Common Stock to be registered.

(20)

On May 2, 2012, an amendment to the Form S-1 was filed.

(21)

On May 3, 2012, WSGI’s Form S-1 as amended was declared effective by the SEC.

(22)

Notably, under Article 2, Section 2.1 of the EIA, La Jolla agreed

[T]o purchase $5,000,000 of Common Stock of the Company as follows: a minimum of $250,000 of Common Stock per month (“Minimum Monthly Purchase Amount”) (a) beginning on the date that is the earlier to occur of (i) the effectiveness of a registration statement with the SEC covering the resale of Fifty Million (50,000,000) shares of Common Stock (the “S-1”), but in no event prior to 91 days following the closing date, or (ii) one hundred eighty (180) days following the Closing (the “Initial Investment Date”), and (b) on each successive 30 day anniversary of such Initial Investment Date (each, an “Investment Date”). The Minimum Monthly Purchase Amount shall increase from $250,000 to $500,000 as long as the VWAP is above $0.09 for the period of ten (10) consecutive Trading Days prior to the Investment Date and [La Jolla] shall fund an additional $500,000 on each Investment Date for each and every increase in the VWAP of at least $0.02 above $0.09 for the period of ten (10) consecutive Trading Days prior to the Investment Date.

Page 5 of 61 COMPLAINT	Case No.

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(23)

Pursuant to Article 4, Section 4.11 of the SPA, “[La Jolla] will not engage in any Short Sales with respect to the Common Stock of the Company as long as the Convertible Debenture or the Equity Investment Agreement is outstanding.” [emphasis added]. Under Article 1, Section 1.1 of the SPA, “‘Short Sales’ include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.”

(24)

The Debenture contains a cash true-up provision (“True-Up Provision”) in the event the conversion price is less than the floor price of $0.075. According to the True-Up Provision, as stated in Article 2, Section 2.1(c) of the Debenture,

If, on the date [La Jolla] delivers a conversion notice, the applicable Conversion Price is below $0.075 (the “Floor Price”), [WSGI] shall have the right in its sole discretion, exercisable within two (2) Business Days after [WSGI]’s receipt of such Conversion Notice, in lieu of issuing the shares of Common Stock as set forth in the Conversion Notice to either (i) convert the portion of the Debenture that [La Jolla] elected to convert using the Floor Price as the Conversion Price and paying to [La Jolla] in cash an amount equal to the difference in the value of the actual Common Stock Issued at Conversion to [La Jolla] hereunder using the Floor Price as a Conversion Price and the value of the Common Stock that would have been delivered to [La Jolla] had the conversion been done without regard to the Floor Price (“Cash True-Up Payment”) … In the event that [WSGI] fails to make the Cash True-Up Payment within two (2) Business Days after [WSGI’s] receipt of such Conversion Notice, [WSGI] shall no longer have the right to do the partial conversion and Cash True-Up Payment and shall issue to [La Jolla] the applicable Common Stock Issued at Conversion set forth in the Conversion Notice under the terms of this Debenture. In the event that the Company elects to do the partial conversion and Cash True-Up Payment, [La Jolla] shall have the right to withdraw its Conversion Notice.

Page 6 of 61 COMPLAINT	Case No.

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(25)

In Article 5, Section 5.1 of the Debenture there is a definition of “Event of Default” (“Event of Default” or merely “Default”), including, but not limited to, Section 5.1(b), which states, “a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under (A) any of the Transaction Documents or (B) any other material agreement, lease, document or instrument to which [WSGI] or any Subsidiary is obligated”; and Section 5.1(k), which states, “If the average Volume Weighted Average Price per share of the Common Stock for any period of three (3) consecutive Trading Days during the term of the Debenture is less than $0.01 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or similar reorganizations of capital)” Further, in Section 5.2, the Debenture goes on to outline La Jolla’s right in the Event of a Default by WSGI:

If an Event of Default occurs and is continuing, then and in every such case [La Jolla] may, in [La Jolla]’s sole and absolute discretion, send a notice in writing to [WSGI], and if the Event of Default has not been cured within fifteen (15) Business Days following the delivery of such default notice to [WSGI] by [La Jolla], [La Jolla] may rescind any outstanding Conversion Notice and declare that any or all amounts owing or otherwise outstanding under this Debenture are immediately due and payable and upon any such declaration this Debenture or such portion thereof, as applicable, shall become immediately due and payable in cash in an amount equal to one hundred ten percent (110%) of the sum of (i) the unconverted Principal Amount thereof, plus (ii) all accrued and unpaid interest thereon to the date of payment.

(26)

Article 6, Section 6.10 of the Debenture states, in part, “If either party shall commence an Action to enforce any provisions of a Transaction Document [i.e. the Agreements], then the prevailing party in such Action shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action.”

(27)

According to the EIA, La Jolla was obligated to provide at least two-hundred and fifty thousand dollars ($250,000.00) in funding once the EIA went into effect—i.e. May 3, 2012—to cover its Minimum Monthly Purchase Amount. No funding was in fact provided by La Jolla in a timely manner.

Page 7 of 61 COMPLAINT	Case No.

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(28)

Not until May 14, 2012, did La Jolla actually provide the two-hundred and fifty thousand dollars ($250,000.00) in funding, also providing a twenty-five thousand dollars ($25,000.00) conversion notice under the Debenture. This transaction resulted in three-million, six-hundred and sixty-six thousand, and six-hundred and sixty-seven (3,666,667) shares being issued by WSGI to La Jolla pursuant to the Debenture. This transaction also resulted in two-hundred and eighty-five thousand, nine-hundred and fifty dollars ($285,950.00) owed to La Jolla pursuant to WSGI’s invocation of the True-Up Provision under the Debenture. Further, La Jolla also received warrants under the EIA of one million, one-hundred and ninety-thousand, and four-hundred and seventy-six (1,190,476) shares of Common Stock. La Jolla also received a warrant for twenty-five thousand (25,000) shares and was owed a broker fee of twenty-thousand dollars ($20,000.00) pursuant to a broker fee agreement that had been assigned by the prior broker to La Jolla. Attached hereto as Exhibit E is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

(29)

According to the EIA, La Jolla was obligated to provide at least two-hundred and fifty thousand dollars ($250,000.00) in funding on the thirty-day anniversary from when the EIA went into effect—i.e. on or around June 2, 2012—in order to cover its Minimum Monthly Purchase Amount. Again, however, La Jolla did not provide funding in a timely manner.

(30)

Instead, on June 12, 2012, La Jolla provided one-hundred thousand dollars ($100,000.00) in supposed “funding,” and exercised a ten-thousand dollar ($10,000.00) conversion resulting in one-million, four-hundred and sixty-six thousand, and six-hundred and sixty-seven (1,466,667) shares being issued by WSGI to La Jolla under the Debenture and seventy-three thousand, and one-hundred and eighteen dollars ($73,118.00) owed to La Jolla pursuant to WSGI’s invocation of the True-Up Provision under the Debenture. Attached hereto as Exhibit F is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

Page 8 of 61 COMPLAINT	Case No.

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(31)

This supposed “funding” on June 12, 2012, however, was not the type of funding provided for under the Agreements. The one-hundred thousand dollars ($100,000.00) of funds did not consist of any new money. Instead, La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was two-hundred and fifty thousand dollars ($250,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA, and, even if this rolled over money was in accordance with the Agreements—and, to be clear, WGSI takes the position that it was not—La Jolla was still one-hundred and fifty thousand dollars ($150,000.00) short of the Minimum Monthly Purchase Amount.

(32)

Pursuant to that June 12, 2012 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of four-hundred and seventy-six thousand, and one-hundred and ninety (476,190) shares. Further, they received a warrant for ten-thousand (10,000.00) shares and were owed a broker fee of eight thousand dollars ($8,000.00), both pursuant to the assigned broker agreement.

(33)

On June 29, 2012, La Jolla provided one-hundred thousand dollars ($100,000.00) in supposed “funding,” and exercised a ten-thousand dollar ($10,000.00) conversion resulting in one-million, four-hundred and sixty-six thousand, and six-hundred and sixty-seven (1,466,667) shares being issued by WSGI to La Jolla under the Debenture and sixty-one thousand, and one-hundred and seventy-two dollars ($61,172.00) owed to La Jolla pursuant to WSGI’s invocation of the True-Up Provision under the Debenture. Attached hereto as Exhibit G is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

(34)

Again, however, this supposed “funding” on June 29, 2012, was not the type of funding provided for under the Agreements. Fifty-thousand dollars ($50,000) of the one-hundred thousand dollars ($100,000.00) of money funded did not consist of any new funds. Instead, again, La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was two-hundred thousand dollars ($200,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA, and, even if the fifty-thousand dollars ($50,000.00) of rolled over money was in accordance with the Agreements—and, to be clear, WGSI takes the position that it was not—La Jolla was again one-hundred and fifty thousand dollars ($150,000.00) short of the required Minimum Monthly Purchase Amount. Even if you add to it the June 12, 2012 “funding,” La Jolla was two-hundred thousand dollars ($200,000.00) short on new money and fifty thousand dollars ($50,000.00) short on a combination of new and old money.

Page 9 of 61 COMPLAINT	Case No.

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(35)

Pursuant to that June 29, 2012 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of four-hundred and seventy-six thousand, and one-hundred and ninety (476,190) shares. Further, they received a warrant for ten-thousand (10,000.00) shares and were owed a broker fee of eight thousand dollars ($8,000.00), both pursuant to the assigned broker agreement.

(36)

In all, for the entire month of June, La Jolla only contributed one-hundred thousand dollars ($100,000.00) of new funds. This is one-hundred and fifty thousand dollars ($150,000.00) short of the Minimum Monthly Purchase Amount.

(37)

On information and belief, La Jolla considered all of the funds contributed in June—i.e. not just new funds, but old rolled over funds also—to count against the Minimum Monthly Purchase Amount for that month. This calculation of “funding” violates the Agreements. Further, in light of the manner that La Jolla has calculated its alleged total “funding” for June as well as the time when the conversion requests were made, La Jolla has done so in such a way that has allowed La Jolla to gain more shares than they were entitled to and at the times most beneficial to maximizing their profits/shares gained. La Jolla’s timing allowed them to manipulate and increase the size of the True-Ups and keep WSGI in a constant position of owing La Jolla. This was a clear manipulation of the Agreements by using abusive tactics against WSGI to perpetually (and wrongfully) keep them in debt to La Jolla.

Page 10 of 61 COMPLAINT	Case No.

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(38)

According to the EIA, La Jolla was obligated to provide at least two-hundred and fifty thousand dollars ($250,000.00) in funding on the sixty-day anniversary from when the EIA went into effect—i.e. on or around July 2, 2012—in order to cover its Minimum Monthly Purchase Amount. Again, however, La Jolla did not provide funding in a timely manner.

(39)

Instead, on July 6, 2012, La Jolla provided one-hundred thousand dollars ($100,000.00) in supposed “funding,” and exercised a ten-thousand dollar ($10,000.00) conversion resulting in one-million, four-hundred and sixty-six thousand, and six-hundred and sixty-seven (1,466,667) shares being issued by WSGI to La Jolla under the Debenture and seventy-four thousand, and six-hundred and fifty dollars ($74,650.00) owed to La Jolla pursuant to WSGI’s invocation of the True-Up Provision under the Debenture. Attached hereto as Exhibit H is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

(40)

Again, however, this supposed “funding” on July 6, 2012, was not the type of funding provided for under the Agreements. Fifty-thousand dollars ($50,000.00) of the one-hundred thousand dollars ($100,000.00) of money funded did not consist of any new funds. Instead, again, La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was two-hundred thousand dollars ($200,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA, and, even if the fifty-thousand dollars ($50,000.00) of rolled over money was in accordance with the Agreements—and, to be clear, WGSI takes the position that it was not—La Jolla was again one-hundred and fifty thousand dollars ($150,000.00) short of the required Minimum Monthly Purchase Amount.

(41)

Pursuant to that July 6, 2012 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of four-hundred and seventy-six thousand, and one-hundred and ninety (476,190) shares. Further, they received a warrant for ten-thousand (10,000.00) shares and were owed a broker fee of eight thousand dollars ($8,000.00), both pursuant to the assigned broker agreement.

Page 11 of 61 COMPLAINT	Case No.

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(42)

On July 19, 2012, La Jolla provided seventy-five thousand dollars ($75,000.00) in supposed “funding,” and exercised a seven-thousand, five-hundred dollar ($7,500.00) conversion resulting in one-million, one-hundred thousand (1,100,000) shares being issued by WSGI to La Jolla under the Debenture as well as fifty-three thousand, and six-hundred and ninety-seven dollars ($53,697.00) owed to La Jolla pursuant to WSGI’s invocation of the True-Up Provision under the Debenture. Attached hereto as Exhibit I is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

(43)

Again, however, this supposed “funding” on July 19, 2012, was not the type of funding provided for under the Agreements. Fifty-thousand dollars ($50,000) of the seventy-five thousand dollars ($75,000.00) of money funded did not consist of any new funds. Instead, again, La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was two-hundred and twenty-five thousand dollars ($225,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA, and, even if the fifty-thousand dollars ($50,000.00) of rolled over money was in accordance with the Agreements—and, to be clear, WGSI takes the position that it was not—La Jolla was again one-hundred and seventy-five thousand dollars ($175,000.00) short of the required Minimum Monthly Purchase Amount. Even if you add to it the July 6, 2012 “funding,” La Jolla was still short one-hundred thousand and seventy-five thousand dollars ($175,000.00) on new money and seventy-five thousand dollars ($75,000.00) short on a combination of new and old money.

(44)

Pursuant to that July 19, 2012 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of three-hundred and fifty-seven thousand, and one-hundred and forty-three (357,143) shares. Further, they received a warrant for seven-thousand and five-hundred (7,500.00) shares and were owed a broker fee of six thousand dollars ($6,000.00), both pursuant to the assigned broker agreement.

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(45)

On July 24, 2012, La Jolla provided seventy-five thousand dollars ($75,000.00) in supposed “funding,” and exercised a seven-thousand, five-hundred dollar ($7,500.00) conversion resulting in one-million, one-hundred thousand (1,100,000) shares being issued by WSGI to La Jolla under the Debenture and seventy thousand, and six-hundred and thirty-eight dollars ($70,638.00) pursuant to WSGI’s invocation of the True-Up Provision under the Debenture. Attached hereto as Exhibit J is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

(46)

Again, however, this supposed “funding” on July 24, 2012, was not the type of funding provided for under the Agreements. Fifty-thousand dollars ($50,000) of the seventy-five thousand dollars ($75,000.00) of money funded did not consist of any new funds. Instead, again, La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was two-hundred and twenty-five thousand dollars ($225,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA, and, even if the fifty-thousand dollars ($50,000.00) of rolled over money was in accordance with the Agreements—and, to be clear, WGSI takes the position that it was not—La Jolla was again one-hundred and seventy-five thousand dollars ($175,000.00) short of the required Minimum Monthly Purchase Amount. Even if you add to it the prior July “funding” transactions, La Jolla was one-hundred and fifty thousand dollars ($150,000.00) short on new money.

(47)

Pursuant to that July 24, 2012 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of three-hundred and fifty-seven thousand, and one-hundred and forty-three (357,143) shares. Further, they received a warrant for seven-thousand and five-hundred (7,500.00) shares and were owed a broker fee of six thousand dollars ($6,000.00), both pursuant to the assigned broker agreement.

Page 13 of 61 COMPLAINT	Case No.

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(48)

On July 25, 2012, La Jolla provided one-hundred thousand dollars ($100,000.00) in supposed “funding,” and exercised a ten-thousand dollar ($10,000.00) conversion resulting in one-million, four-hundred and sixty-six thousand, and six-hundred and sixty-seven (1,466,667) shares being issued by WSGI to La Jolla under the Debenture and one-hundred and four-thousand, one-hundred and ninety-six dollars ($104,196.00) pursuant to WSGI’s invocation of the True-Up Provision under the Debenture. Attached hereto as Exhibit K is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

(49)

This supposed “funding” on July 25, 2012, however, was not the type of funding provided for under the Agreements. The one-hundred thousand dollars ($100,000.00) of funds did not consist of any new money. Instead, again La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was two-hundred and fifty thousand dollars ($250,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA, and, even if this rolled over money was in accordance with the Agreements—and, to be clear, WGSI takes the position that it was not—La Jolla was still one-hundred and fifty thousand dollars ($150,000.00) short of the Minimum Monthly Purchase Amount.

(50)

Pursuant to that July 25, 2012 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of four-hundred and seventy-six thousand, and one-hundred and ninety (476,190) shares. Further, they received a warrant for ten-thousand (10,000.00) shares and were owed a broker fee of eight thousand dollars ($8,000.00), both pursuant to the assigned broker agreement.

Page 14 of 61 COMPLAINT	Case No.

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phone 415•296•7070 fax 415•296•7060

(51)

In the entire month of July, La Jolla only contributed one-hundred thousand dollars ($100,000.00) of new funds to WSGI. This is one-hundred and fifty thousand dollars ($150,000.00) short of the Minimum Monthly Purchase Amount. Also, if you added up the total “funding” including both new and old money, La Jolla “funded” three-hundred and fifty thousand dollars ($350,000.00), which is more than La Jolla was allowed to fund under the EIA, and, in return, La Jolla received more shares, warrants and broker fees than allowed in a month.

(52)

On information and belief, La Jolla considered all of the funds contributed in July—i.e. not just new funds, but old rolled over funds also—to count against the Minimum Monthly Purchase Amount for that month. This calculation of “funding” violates the Agreements. Further, in light of the manner that La Jolla has calculated its alleged total “funding” for July as well as the time when the conversion requests were made, La Jolla has done so in such a way that has allowed La Jolla to gain more shares than they were entitled to and at the times most beneficial to maximizing their profits/shares gained. La Jolla’s timing allowed them to manipulate and increase the size of the True-Ups and keep WSGI in a constant position of owing La Jolla. This was a clear manipulation of the Agreements by using abusive tactics against WSGI to perpetually (and wrongfully) keep them in debt to La Jolla.

(53)

According to the EIA, La Jolla was obligated to provide at least two-hundred and fifty thousand dollars ($250,000.00) in funding on the ninety-day anniversary from when the EIA went into effect—i.e. on or around August 1, 2012—in order to cover its Minimum Monthly Purchase Amount. Again, however, La Jolla did not provide funding in a timely manner.

(54)

Instead, on August 2, 2012, La Jolla provided one-hundred and fifty-thousand dollars ($150,000.00) in supposed “funding,” and exercised a fifteen-thousand dollar ($15,000.00) conversion resulting in two-million and two-hundred thousand (2,200,000) shares issued by WSGI to La Jolla under the Debenture and one-hundred and thirty-four thousand, eight-hundred and seventy-eight dollars ($134,878.00) owed to La Jolla pursuant to WSGI’s invocation of the True-Up Provision under the Debenture. Attached hereto as Exhibit L is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

Page 15 of 61 COMPLAINT	Case No.

Law Offices of

Weisberg & Miller

654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

(55)

Again, however, this supposed “funding” on August 2, 2012, was not the type of funding provided for under the Agreements. One-hundred thousand dollars ($100,000.00) of the one-hundred and fifty-thousand dollars ($150,000.00) of money funded did not consist of any new funds. Instead, again, La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was two-hundred thousand dollars ($200,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA, and, even if the one-hundred thousand dollars ($100,000.00) of rolled over money was in accordance with the Agreements—and, to be clear, WGSI takes the position that it was not—La Jolla was again one-hundred thousand dollars ($100,000.00) short of the required Minimum Monthly Purchase Amount.

(56)

Pursuant to that August 2, 2012 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of seven-hundred and fourteen thousand, and two-hundred and eighty-six (714,286) shares. Further, they received a warrant for fifteen-thousand (15,000.00) shares and were owed a broker fee of twelve thousand dollars ($12,000.00), both pursuant to the assigned broker agreement.

(57)

On August 27, 2012, La Jolla provided one-hundred thousand dollars ($100,000.00) in supposed “funding,” and exercised a ten-thousand dollar ($10,000.00) conversion resulting in one-million, four-hundred and sixty-six thousand, and six-hundred and sixty-seven (1,466,667) shares being issued by WSGI to La Jolla under the Debenture and seventy-nine thousand, five-hundred and forty-three dollars ($79,543.00) owed to La Jolla pursuant WSGI’s invocation of the True-Up Provision under the Debenture. Attached hereto as Exhibit M is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

Page 16 of 61 COMPLAINT	Case No.

Law Offices of

Weisberg & Miller

654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

///

(58)

Again, however, this supposed “funding” on August 27, 2012, was not the type of funding provided for under the Agreements. Ninety thousand dollars ($90,000.00) of the one-hundred thousand dollars ($100,000.00) of money funded did not consist of any new funds. Instead, again, La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was two-hundred and forty-thousand dollars ($240,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA, and, even if the full ninety-thousand dollars ($90,000.00) of rolled over money was in accordance with the Agreements—and, to be clear, WGSI takes the position that it was not—La Jolla was again one-hundred and fifty thousand dollars ($150,000.00) short of the required Minimum Monthly Purchase Amount. Even if you add to it the prior August “funding” transaction, La Jolla only contributed sixty-thousand dollars ($60,000.00) of new money to WSGI instead of the two-hundred and fifty thousand dollars ($250,000.00) required.

(59)

Pursuant to that August 27, 2012 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of four-hundred and seventy-six thousand, and one-hundred and ninety (476,190) shares. Further, they received a warrant for ten-thousand (10,000.00) shares and were owed a broker fee of twelve thousand dollars ($8,000.00), both pursuant to the assigned broker agreements.

Page 17 of 61 COMPLAINT	Case No.

Law Offices of

Weisberg & Miller

654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

(60)

On August 30, 2012, La Jolla provided one-hundred thousand dollars ($100,000.00) in supposed “funding,” and exercised a ten-thousand dollar ($10,000.00) conversion resulting in five-million, four-hundred and seventy-two thousand and six-hundred and thirty-seven (5,472,637) shares being issued by WSGI to La Jolla under the Debenture. WSGI did not invoke the True-Up Provision under the Debenture. Attached hereto as Exhibit N is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

///

(61)

On information and belief, the True-Up Provision under the Debenture was not invoked by WSGI in the August 30, 2012 transaction because La Jolla directly threatened WSGI that it would not fund WSGI at all if WSGI exercised its right under the Debenture to enforce the True-Up Provision. This threat was explicitly written into the notice of conversion sent by La Jolla to WSGI—the letter explicitly instructed WSGI to not invoke the True-Up Provision as provided under the Debenture. As a result, La Jolla was able to secure five-million, four-hundred and seventy-two thousand and six-hundred and thirty-seven (5,472,537) shares; many more shares than it would have been entitled to if the True-Up Provision had been invoked by WSGI.

(62)

Again, however, this supposed “funding” on August 30, 2012, was not the type of funding provided for under the Agreements. Fifty-thousand dollars ($50,000) of the one-hundred thousand dollars ($100,000.00) of money funded did not consist of any new funds. Instead, again, La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was two-hundred thousand dollars ($200,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA, and, even if the fifty-thousand dollars ($50,000.00) of rolled over money was in accordance with the Agreements—and, to be clear, WGSI takes the position that it was not—La Jolla was again one-hundred and fifty thousand dollars ($150,000.00) short of the required Minimum Monthly Purchase Amount.

(63)

Pursuant to that August 30, 2012 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of four-hundred and seventy-six thousand, and one-hundred and ninety (476,190) shares. Further, they received a warrant for ten-thousand (10,000.00) shares and were owed a broker fee of eight thousand dollars ($8,000.00), both pursuant to the assigned broker agreement.

Page 18 of 61 COMPLAINT	Case No.

Law Offices of

Weisberg & Miller

654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

///

(64)

In the entire month of August, La Jolla only contributed one-hundred and ten-thousand dollars ($110,000.00) of new funds to WSGI. This is one-hundred and forty thousand dollars ($140,000.00) short of the Minimum Monthly Purchase Amount. Additionally, La Jolla received shares and warrants and broker’s fees for three-hundred and fifty-thousand dollars ($350,000.00) of supposed “funding,” which is more than allowed for under the EIA.

(65)

On information and belief, La Jolla considered all of the funds contributed in August—i.e. not just new funds, but old rolled over funds also—to count against the Minimum Monthly Purchase Amount for that month. This calculation of “funding” violates the Agreements. Further, in light of the manner that La Jolla has calculated its alleged total “funding” for August as well as the time when the conversion requests were made, La Jolla has done so in such a way that has allowed La Jolla to gain more shares than they were entitled to and at the times most beneficial to maximizing their profits/shares gained.

(66)

According to the EIA, La Jolla was obligated to provide at least two-hundred and fifty thousand dollars ($250,000.00) in funding on the one-hundred and twenty-day anniversary from when the EIA went into effect—i.e. on or around September 1, 2012—in order to cover its Minimum Monthly Purchase Amount. Again, however, La Jolla did not provide funding in a timely manner.

Page 19 of 61 COMPLAINT	Case No.

Law Offices of

Weisberg & Miller

654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

(67)

Instead, on September 11, 2012, La Jolla provided one-hundred and fifty-thousand dollars ($150,000.00) in supposed “funding,” and exercised a fifteen-thousand dollar ($15,000.00) conversion under the Debenture resulting in nine-million and two-hundred and sixty-nine thousand, six-hundred and sixty-three dollars (9,269,663) shares being issued by WSGI to La Jolla under the Debenture. Attached hereto as Exhibit O is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

(68)

On information and belief, the True-Up Provision under the Debenture was not invoked by WSGI in the September 11, 2012 transaction because, again, La Jolla directly threatened WSGI that it would not fund WSGI at all if WSGI exercised its right under the Debenture to enforce the True-Up Provision. This threat was explicitly written into the notice of conversion sent by La Jolla to WSGI—the letter explicitly instructed WSGI to not invoke the True-Up Provision as provided under the Debenture. As a result, La Jolla was able to secure the nine-million and two-hundred and sixty-nine thousand, six-hundred and sixty-three (9,269,663) shares; many more shares than it would have been entitled to if the True-Up Provision had been invoked by WSGI.

(69)

Again, this supposed “funding” on September 11, 2012, was not the type of funding provided for under the Agreements. Seventy-five thousand dollars ($75,000.00) of the one-hundred and fifty-thousand dollars ($150,000.00) of money funded did not consist of any new funds. Instead, again, La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was one-hundred and seventy-five thousand dollars ($175,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA, and, even if the seventy-five thousand dollars ($75,000.00) of rolled over money was in accordance with the Agreements—and, to be clear, WGSI takes the position that it was not—La Jolla was again one-hundred thousand dollars ($100,000.00) short of the required Minimum Monthly Purchase Amount.

(70)

Pursuant to that September 11, 2012 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of seven-hundred and fourteen thousand, and two-hundred and eighty-six (714,286) shares. Further, they received a warrant for fifteen-thousand (15,000.00) shares and were owed a broker fee of twelve thousand dollars ($12,000.00), both pursuant to the assigned broker agreement.

Page 20 of 61 COMPLAINT	Case No.

Law Offices of

Weisberg & Miller

654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

///

(71)

In the entire month of September, La Jolla only contributed seventy-five thousand dollars ($75,000.00) of new funds to WSGI. This is one-hundred and seventy-five thousand dollars ($175,000.00) short of the Minimum Monthly Purchase Amount for Septembe.

(72)

On information and belief, La Jolla considered all of the funds contributed in September—i.e. not just new funds, but old rolled over funds also—to count against the Minimum Monthly Purchase Amount for that month. This calculation of “funding” violates the Agreements. However, even if La Jolla could validly use old rolled-over funds to satisfy the Minimum Monthly Purchase Amount—and, to be clear, WGSI takes the position that it cannot under the Agreements—La Jolla was one-hundred thousand dollars ($100,000.00) short of the required Minimum Monthly Purchase Amount for the month of September. Not only did La Jolla underfund WSGI for the month of September in violation of the EIA, but, further, and again, La Jolla’s timing allowed them to manipulate and maximize the shares it gained from the transaction in violation of the Agreements.

(73)

According to the EIA, La Jolla was obligated to provide at least two-hundred and fifty thousand dollars ($250,000.00) in funding on the one-hundred and fifty-day anniversary from when the EIA went into effect—i.e. on or around October 1, 2012—in order to cover its Minimum Monthly Purchase Amount. Again, however, La Jolla did not provide this amount of funding when due under the Agreements.

Page 21 of 61 COMPLAINT	Case No.

Law Offices of

Weisberg & Miller

654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

(74)

Instead, on October 1, 2012, La Jolla provided two-hundred thousand dollars ($200,000.00) in supposed “funding,” and exercised a twenty-thousand dollar ($20,000.00) conversion under the Debenture resulting in eighteen-million, three-hundred and thirty-three thousand, and three-hundred and thirty-three (18,333,333) shares being issued by WSGI to La Jolla under the Debenture. Attached hereto as Exhibit P is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

(75)

On information and belief, the True-Up Provision under the Debenture was not invoked by WSGI in the October 1, 2012 transaction because, again, La Jolla directly threatened WSGI that it would not fund WSGI at all if WSGI exercised its right under the Debenture to enforce the True-Up Provision. This threat was explicitly written into the notice of conversion sent by La Jolla to WSGI—the letter explicitly instructed WSGI to not invoke the True-Up Provision as provided under the Debenture. As a result, La Jolla was able to secure the eighteen-million, three-hundred and thirty-three thousand, and three-hundred and thirty-three dollars (18,333,333) shares; many more shares than it would have been entitled to if the True-Up Provision had been invoked by WSGI.

(76)

Again, however, this supposed “funding” on October 1, 2012, was not the type of funding provided for under the Agreements. One-hundred and twenty-five thousand dollars ($125,000.00) of the two-hundred thousand dollars ($200,000.00) of money funded did not consist of any new funds. Instead, again, La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was one-hundred and seventy-five thousand dollars ($175,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA, and, even if the one-hundred and twenty-five thousand dollars ($125,000.00) of rolled over money was in accordance with the Agreements—and, to be clear, WGSI takes the position that it was not—La Jolla was again fifty thousand dollars ($50,000.00) short of the required Minimum Monthly Purchase Amount.

Page 22 of 61 COMPLAINT	Case No.

Law Offices of

Weisberg & Miller

654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

(77)

Pursuant to that October 1, 2012 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of nine-hundred and fifty-two thousand, and three-hundred and eighty-one (952,381) shares. Further, they received a warrant for twenty-thousand (20,000.00) shares and were owed a broker fee of sixteen-thousand dollars ($16,000.00), both pursuant to the assigned broker agreement.

(78)

On October 15, 2012, La Jolla provided eighty-thousand ($80,000.00) in supposed “funding,” and exercised an eight-thousand dollar ($8,000.00) conversion under the Debenture resulting in eight-million, eight-hundred and eighty-eight thousand, and eight-hundred and eighty-nine (8,888,889) shares being issued by WSGI to La Jolla under the Debenture. Attached hereto as Exhibit Q is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

(79)

On information and belief, the True-Up Provision under the Debenture was not invoked by WSGI in the October 15, 2012 transaction because, again, La Jolla directly threatened WSGI that it would not fund WSGI at all if WSGI exercised its right under the Debenture to enforce the True-Up Provision. This threat was explicitly written into the notice of conversion sent by La Jolla to WSGI—the letter explicitly instructed WSGI to not invoke the True-Up Provision as provided under the Debenture. As a result, La Jolla was able to secure the eight-million, eight-hundred and eighty-eight thousand, eight-hundred and eighty-nine (8,888,889) shares; many more shares than it would have been entitled to if the True-Up Provision had been invoked by WSGI.

(80)

Again, however, this supposed “funding” on October 15, 2012, was not the type of funding provided for under the Agreements. Fifty-thousand dollars ($50,000.00) of the eighty-thousand dollars ($80,000.00) of money funded did not consist of any new funds. Instead, again, La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was two-hundred and twenty thousand dollars ($220,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA, and, even if the fifty- thousand dollars ($50,000.00) of rolled over money was in accordance with the Agreements—and, to be clear, WGSI takes the position that it was not—La Jolla was still one-hundred and seventy-thousand dollars ($170,000.00) short of the required Minimum Monthly Purchase Amount.

Page 23 of 61 COMPLAINT	Case No.

Law Offices of

Weisberg & Miller

654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

(81)

Pursuant to that October 15, 2012 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of three-hundred and eighty thousand, and nine-hundred and fifty-two (380,952) shares. Further, they received a warrant for eight-thousand (8,000.00) shares and were owed a broker fee of six-thousand and four-hundred dollars ($6,400.00), both pursuant to the assigned broker agreement.

(82)

All but one-million, five-hundred and twenty-four, and three-hundred and sixty-five (1,524,365) of the fifty-million (50,000,000) shares WSGI had registered on its Form S-1 had already been issued to La Jolla under the prior conversions. These shares were issued to La Jolla and the remainder shares owed were issued pursuant to SEC Rule 144.

(83)

On October 23, 2012, La Jolla sent a Default notice to WSGI pursuant to Section 5.1(k) of the Debenture. The Default automatically allowed for La Jolla to accelerate one-hundred and ten percent (110%) of the remaining principal balance on the Debenture plus the accrued unpaid interest. The October 23, 2012 Default notice did not cite WSGI’s actual defaults in paying interest or the True-Up. Attached hereto as Exhibit R is a true and correct copy of the October 23, 2012 letter sent from La Jolla to WSGI.

(84)

On information and belief, La Jolla only submitted this notice in order to force Michael K. Clark, the former Chairman of WSGI’s board of directors, to extend his personal guarantee and collateral (“Guarantee”). Pursuant to SPA Article 2, Section 2.2(a)(vi)-(vii) and (c), Mr. Clark secured the Guarantee with real property located 187 Beach 135 Street Rockaway, NY 11694.

Page 24 of 61 COMPLAINT	Case No.

Law Offices of

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654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

(85)

In response to La Jolla’s Default notice to force Mr. Clark to extend the Guarantee, Mr. Clark agreed to extend the Guarantee, but only if no default under Debenture Section 5.1(k) would not trigger a future default under his Guarantee.

(86)

On October 26, 2012, the parties executed a document entitled, “Modification of and Amendment to Secured Continuing Personal Guaranty, Note and Mortgage” (“Security Modification”). The effect of this modification agreement was to extend Clark’s Guarantee from two-hundred and seventy (270) days after the execution of the documents to three-hundred and sixty-five (365) days after the execution of the documents. Attached hereto as Exhibit S is a true and correct copy of the Security Modification.

(87)

In light of the Security Modification, La Jolla rescinded its notice of Default. In its rescission notice, La Jolla specifically mentions that rescission was based upon the receipt of the Security Modification.

(88)

In the entire month of October, La Jolla only contributed one-hundred and five-thousand dollars ($105,000.00) of new funds to WSGI. This is one-hundred and forty-five thousand dollars ($145,000.00) short of the Minimum Monthly Purchase Amount. Additionally, La Jolla received shares and warrants and broker’s fees for two-hundred and eighty-thousand dollars ($280,000.00) of supposed “funding,” which is more than the two-hundred and fifty-thousand dollars ($250,000.00) of funding allowed for under the EIA.

(89)

On information and belief, La Jolla considered all of the funds contributed in October—i.e. not just new funds, but old rolled over funds also—to count against the Minimum Monthly Purchase Amount for that month. This calculation of “funding” violates the Agreements. Further, in light of the manner that La Jolla has calculated its alleged total “funding” for October as well as the time when the conversion requests were made, La Jolla has done so in such a way that has allowed La Jolla to gain more shares than they were entitled to and at the times most beneficial to maximizing their profits/shares gained.

Page 25 of 61 COMPLAINT	Case No.

Law Offices of

Weisberg & Miller

654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

(90)

According to the EIA, La Jolla was obligated to provide at least two-hundred and fifty thousand dollars ($250,000.00) in funding on the one-hundred and eighty-day anniversary from when the EIA went into effect—i.e. on or around November 1, 2012—in order to cover its Minimum Monthly Purchase Amount. Again, however, La Jolla did not provide funding in a timely manner.

(91)

Instead, on November 8, 2012, La Jolla provided one-hundred and fifty-thousand dollars ($150,000.00) in supposed “funding,” and exercised a fifteen-thousand dollar ($15,000.00) conversion resulting in two-million and two-hundred thousand (2,200,000) shares being issued by WSGI to La Jolla under the Debenture and one-hundred and sixty-eight thousand, six-hundred and eighty-nine dollars ($168,689.00) owed to La Jolla pursuant to WSGI’s invocation of the True-Up Provision under the Debenture. Attached hereto as Exhibit T is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

(92)

Again, La Jolla demanded that WSGI not invoke the True-Up Provision under the Debenture in the November 8, 2012 transaction. WSGI refused to deny its rights under the Agreements and invoked the True-Up Provision under the Debenture despite La Jolla’s protests. On information and belief, as a direct result, La Jolla carried out its threat by not putting any new money into WSGI.

(93)

Again, however, this supposed “funding” on November 8, 2012, was not the type of funding provided for under the Agreements. The entire one-hundred and fifty-thousand dollars ($150,000.00) of money funded did not consist of any new funds. Instead, again, La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was two-hundred and fifty-thousand dollars ($250,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA, and, even if the one-hundred and fifty-thousand dollars ($150,000.00) of rolled over money was in accordance with the Agreements—and, to be clear, WGSI takes the position that it was not—La Jolla was again one-hundred thousand dollars ($100,000.00) short of the required Minimum Monthly Purchase Amount.

Page 26 of 61 COMPLAINT	Case No.

Law Offices of

Weisberg & Miller

654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

(94)

Pursuant to that November 8, 2012 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of seven-hundred and fourteen thousand, and two-hundred and eighty-six (714,286) shares. Further, they received a warrant for fifteen-thousand (15,000) shares and were owed a broker fee of twelve thousand dollars ($12,000.00), both pursuant to the assigned broker agreement.

(95)

On November 28, 2012, La Jolla provided one-hundred thousand dollar ($100,000.00) in supposed “funding,” and exercised a ten-thousand dollars ($10,000.00) conversion under the Debenture resulting in one-million, four-hundred and sixty-six thousand, and six-hundred and sixty-seven (1,466,667) shares being issued by WSGI to La Jolla under the Debenture and one-hundred and ninety-two thousand, and five-hundred dollars ($192,500.00) owed to La Jolla pursuant to WSGI’s invocation of the True-Up Provision under the Debenture. Attached hereto as Exhibit U is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

(96)

La Jolla demanded that WSGI not invoke the True-Up Provision under the Debenture in the November 28, 2012 transaction. WSGI refused to deny its rights under the Agreements and invoked the True-Up Provision under the Debenture despite La Jolla’s protests. On information and belief, as a direct result, La Jolla carried out its threat by not putting any new money into WSGI.

Page 27 of 61 COMPLAINT	Case No.

Law Offices of

Weisberg & Miller

654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

(97)

Again, however, this supposed “funding” on November 28, 2012, was not the type of funding provided for under the Agreements. The entire one-hundred thousand dollars ($100,000.00) of money funded did not consist of any new funds. Instead, again, La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was two-hundred and fifty-thousand dollars ($250,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA, and, even if the one-hundred thousand dollars ($100,000.00) of rolled over money was in accordance with the Agreements—and, to be clear, WGSI takes the position that it was not—La Jolla was again one-hundred and fifty thousand dollars ($150,000.00) short of the required Minimum Monthly Purchase Amount.

(98)

Pursuant to that November 28, 2012 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of four-hundred and seventy-six thousand, and one-hundred and ninety (476,190) shares. Further, they received a warrant for ten-thousand (10,000.00) shares and were owed a broker fee of eight thousand dollars ($8,000.00), both pursuant to the assigned broker agreement.

(99)

In the entire month of November, La Jolla contributed zero ($0) new funds to WSGI. Not one penny of new funds was funded to WSGI to meet La Jolla’s obligation to fund two-hundred and fifty-thousand dollars ($250,000.00) pursuant to the Minimum Monthly Purchase Amount.

(100)

According to the EIA, La Jolla was obligated to provide at least two-hundred and fifty thousand dollars ($250,000.00) in funding on the two-hundred and ten-day anniversary from when the EIA went into effect—i.e. on or around December 1, 2012—in order to cover its Minimum Monthly Purchase Amount. Again, however, La Jolla did not provide funding in a timely manner.

Page 28 of 61 COMPLAINT	Case No.

Law Offices of

Weisberg & Miller

654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

(101)

On information and belief, in retaliation for WSGI invoking the True-Up Provision under the Debenture on November 8, 2012 and November 28, 2012, and to force WSGI not to invoke the True-Up Provision in any December conversion, on December 6, 2012 La Jolla sent WSGI a Default notice under Debenture Section 5.1(a), demanding payment of seventeen-thousand, sixteen dollars, and sixty-five cents ($17,016.65) in interest due pursuant to the Debenture. La Jolla gave WSGI until December 11, 2012, for WSGI to comply. Attached hereto as Exhibit V is a true and correct copy of the December 6, 2012 letter sent from La Jolla to WSGI.

///

(102)

In response to this Default notice, WSGI requested, pursuant to terms of the Agreements, that La Jolla take equal amount of shares in lieu of the money demanded. La Jolla refused to accept WSGI’s request.

(103)

On December 11, 2012, La Jolla sent another Default notice to WSGI pursuant to the terms of the assigned broker fee agreement demanding payment of one-hundred and forty-six thousand, and four-hundred dollars ($146,400.00) in broker’s fees due pursuant to such agreement. La Jolla gave WSGI until December 18, 2012, for WSGI to comply. Attached hereto as Exhibit W is a true and correct copy of the December 11, 2012 letter sent from La Jolla to WSGI.

(104)

On December 14, 2012, La Jolla sent another Default notice to WSGI pursuant to Debenture Section 5.1(b), demanding payment of one-hundred and fifty-nine thousand, and thirty-one dollars ($159,031.00) for failure to pay past True-Up Payments pursuant to the Debenture. La Jolla gave WSGI until December 21, 2012, for WSGI to comply. Attached hereto as Exhibit X is a true and correct copy of the December 14, 2012 letter sent from La Jolla to WSGI.

(105)

On information and belief, these Default notices were sent to force WSGI to allow La Jolla to convert the Debenture and receive shares without a floor share price, i.e. so that WSGI would not invoke the True-Up Provision as was WSGI’s right under the Debenture.

Page 29 of 61 COMPLAINT	Case No.

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(106)

In or around December 27, 2012, WSGI succumbed to La Jolla’s various threats, and agreed to allow La Jolla to convert the Debenture and receive shares without a floor share price. On December 27, 2012, after getting what they desired from WSGI (in the December 21, 2012 conversion described below), La Jolla rescinded its Default notices.

(107)

On December 21, 2012, La Jolla provided three-hundred thousand dollars ($300,000.00) in supposed “funding,” and exercised a thirty-thousand dollar ($30,000.00) conversion under the Debenture resulting in twenty-million, seven-hundred and fifty-four thousand, and seven-hundred and seventeen (20,754,717) shares being issued by WSGI to La Jolla under the Debenture. Attached hereto as Exhibit Y is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

(108)

On information and belief, the True-Up Provision under the Debenture was not invoked by WSGI in the December 21, 2012 transaction because, again, La Jolla directly threatened WSGI that it would not fund WSGI at all if WSGI exercised its right under the Debenture to enforce the True-Up Provision and, further, would move forward to enforce its Default notices in this situation. As a result, La Jolla was able to secure the twenty-million, seven-hundred and fifty-four thousand, and seven-hundred and seventeen (20,754,717) shares; many more shares than it would have been entitled to if the True-Up Provision had been invoked by WSGI.

(109)

Again, however, this supposed “funding” on December 21, 2012, was not the type of funding provided for under the Agreements. One-hundred and fifty-thousand dollars ($150,000.00) of the three-hundred thousand dollars ($300,000.00) of money funded did not consist of any new funds. Instead, again, La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was one-hundred thousand dollars ($100,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA.

Page 30 of 61 COMPLAINT	Case No.

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654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

(110)

Pursuant to that December 21, 2012 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of one-million, four-hundred and twenty-eight thousand, and five-hundred and seventy-one (1,428,571) shares. Further, they received a warrant for thirty-thousand (30,000.00) shares and were owed a broker fee of twenty-one thousand, and four-hundred dollars ($21,400.00), both pursuant to the assigned broker agreement.

(111)

On information and belief, La Jolla contributed three-hundred thousand dollars ($300,000.00) of “funding,” rather than the two-hundred and fifty thousand dollars ($250,000.00) pursuant to the Minimum Monthly Purchase Amount due in the EIA because, and solely because, La Jolla was taking advantage of the fact that WSGI would not impose the True-Up Provision pursuant to the Debenture in light of La Jolla’s threats to WSGI of non-funding and Default enforcement if WSGI were to invoke the True-Up Provision. This contribution of three-hundred thousand dollars ($300,000.00) in “funding,” of which only one-hundred and fifty thousand dollars ($150,000.00) was new money to WSGI, allowed La Jolla to get a significant amount of shares that it was not entitled to through their bullying tactics.

(112)

In the entire month of December, La Jolla contributed only one-hundred and fifty thousand dollars ($150,000.00) of new funds. This is one-hundred thousand dollars ($100,000.00) short of the Minimum Monthly Purchase Amount.

(113)

According to the EIA, La Jolla was obligated to provide at least two-hundred and fifty thousand dollars ($250,000.00) in funding on the two-hundred and forty-day anniversary from when the EIA went into effect—i.e. on or around January 1, 2013—in order to cover its Minimum Monthly Purchase Amount. Again, however, La Jolla did not provide funding in a timely manner.

Page 31 of 61 COMPLAINT	Case No.

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(114)

Instead, on January 30, 2013, La Jolla provided fifty-thousand dollars ($50,000.00) in supposed “funding,” and exercised a five-thousand dollar ($5,000.00) conversion under the Debenture resulting in seven-hundred and thirty-three thousand, and three-hundred and thirty-three (733,333) shares being issued by WSGI to La Jolla under the Debenture and sixty-one thousand, four-hundred and ninety-seven dollars ($61,497.00) pursuant to WSGI’s invocation of the True-Up Provision under the Debenture. Attached hereto as Exhibit Z is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

///

(115)

La Jolla demanded that WSGI not invoke the True-Up Provision under the Debenture in the January 30, 2013 transaction. WSGI refused to deny its rights under the Agreements and invoked the True-Up Provision under the Debenture despite La Jolla’s protests. On information and belief, as a direct result, La Jolla carried out its threat by not putting any new money into WSGI.

(116)

Again, however, this supposed “funding” on January 30, 2013, was not the type of funding provided for under the Agreements. None of these funds consisted of new money. The entire fifty-thousand dollars ($50,000.00) of money funded did not consist of any new funds. Instead, again, La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was two-hundred and fifty-thousand dollars ($250,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA, and, even if the fifty-thousand dollars ($50,000.00) of rolled over money was in accordance with the Agreements—and, to be clear, WGSI takes the position that it was not—La Jolla was again two-hundred thousand dollars ($200,000.00) short of the required Minimum Monthly Purchase Amount.

(117)

Pursuant to that January 30, 2013 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of two-hundred and thirty-eight thousand, and ninety-five (238,095) shares. Further, they received a warrant for five-thousand (5,000.00) shares and were owed a broker fee of three-thousand dollars ($3,000.00), both pursuant to the assigned broker agreement.

Page 32 of 61 COMPLAINT	Case No.

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(118)

In the month of January 2013, La Jolla entirely failed in their obligations to fund the requisite two-hundred and fifty-thousand dollars ($250,000.00) pursuant to the Minimum Monthly Purchase Amount. No new money was funded.

///

(119)

According to the EIA, La Jolla was obligated to provide at least two-hundred and fifty thousand dollars ($250,000.00) in funding on the two-hundred and seventy-day anniversary from when the EIA went into effect—i.e. on or around February 1, 2013—in order to cover its Minimum Monthly Purchase Amount. Again, however, La Jolla did not provide funding in a timely manner.

(120)

In February 2013, La Jolla entirely failed in their obligations to fund the requisite two-hundred and fifty-thousand dollars ($250,000.00) pursuant to the Minimum Monthly Purchase Amount. La Jolla did not fund any money—old or new—in February 2013.

(121)

In January and February of 2013, WSGI sent several correspondences to La Jolla concerning WSGI’s intentions to find other good faith alternatives to raise money necessary for WSGI’s operation due to La Jolla’s right of first refusal. For instance, they suggested promissory notes and a private placement. La Jolla declined to participate in any of the fund raising activities described in the notices and rejected all of WSGI’s attempts to negotiate a restructuring or alternative arrangement than that in the Agreements.

(122)

According to the EIA, La Jolla was obligated to provide at least two-hundred and fifty thousand dollars ($250,000.00) in funding on the three-hundredth day anniversary from when the EIA went into effect—i.e. on or around March 1, 2013—in order to cover its Minimum Monthly Purchase Amount. Again, however, La Jolla did not provide funding in a timely manner.

Page 33 of 61 COMPLAINT	Case No.

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phone 415•296•7070 fax 415•296•7060

(123)

In March 2013, La Jolla entirely failed in their obligations to fund the requisite two-hundred and fifty-thousand dollars ($250,000.00) pursuant to the Minimum Monthly Purchase Amount. La Jolla did not fund any money—old or new—in March 2013.

(124)

According to the EIA, La Jolla was obligated to provide at least two-hundred and fifty thousand dollars ($250,000.00) in funding on the three-hundred and thirtieth-day anniversary from when the EIA went into effect—i.e. on or around April 1, 2013—in order to cover its Minimum Monthly Purchase Amount. Again, however, La Jolla did not provide funding in a timely manner.

(125)

On April 2, 2013, La Jolla provided one-hundred and fifty-thousand ($150,000.00) in supposed “funding,” and exercised a fifteen-thousand dollar ($15,000.00) conversion under the Debenture resulting in two-million, two-hundred thousand (2,200,000.00) shares being issued by WSGI to La Jolla under the Debenture and three-hundred and three thousand, five-hundred and forty-six dollars ($303,546.00) pursuant to WSGI’s invocation of the True-Up Provision under the Debenture. Attached hereto as Exhibit AA is a true and correct copy of the relevant Conversion Notice sent from La Jolla to WSGI.

(126)

Again, this supposed “funding” on April 2, 2012, was not the type of funding provided for under the Agreements. The entire one-hundred and fifty-thousand dollars ($150,000.00) of money funded did not consist of any new funds. Instead, again, La Jolla claimed that this round of funding was to “pay off” [paraphrasing] the previous True-Up Amount owed. Further, it was two-hundred and fifty-thousand dollars ($250,000.00) short on new funding due per the Minimum Monthly Purchase Amount in the EIA, and, even if the one-hundred and fifty-thousand dollars ($150,000.00) of rolled over money was in accordance with the Agreements—and, to be clear, WGSI takes the position that it was not—La Jolla was again one-hundred thousand dollars ($100,000.00) short of the required Minimum Monthly Purchase Amount.

Page 34 of 61 COMPLAINT	Case No.

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(127)

Pursuant to that April 2, 2013 transaction, not only did La Jolla receive shares for money not actually funded, they also received warrants and broker fees on the amount La Jolla unilaterally deemed funded, even the amounts where new money was not given to WSGI. As a result of this transaction, La Jolla also received warrants under the EIA of seven-hundred and fourteen thousand, and two-hundred and eighty-six (714,286) shares. Further, they received a warrant for fifteen-thousand (15,000.00) shares and were owed a broker fee of nine-thousand dollars ($9,000.00), both pursuant to the assigned broker agreement.

(128)

According to the EIA, La Jolla was obligated to provide at least two-hundred and fifty thousand dollars ($250,000.00) in funding on the three-hundred and sixty-day anniversary from when the EIA went into effect—i.e. on or around May 1, 2013—in order to cover its Minimum Monthly Purchase Amount. Again, however, La Jolla did not provide funding in a timely manner.

(129)

In May 2013, La Jolla entirely failed in their obligations to fund the requisite two-hundred and fifty-thousand dollars ($250,000.00) pursuant to the Minimum Monthly Purchase Amount. La Jolla did not fund any money—old or new—in May 2013.

(130)

According to the EIA, La Jolla was obligated to provide at least two-hundred and fifty thousand dollars ($250,000.00) in funding on the three-hundred and ninety-day anniversary from when the EIA went into effect—i.e. on or around June 1, 2013—in order to cover its Minimum Monthly Purchase Amount. Again, however, La Jolla did not provide funding in a timely manner.

(131)

In June 2013, La Jolla entirely failed in their obligations to fund the requisite two-hundred and fifty-thousand dollars ($250,000.00) pursuant to the Minimum Monthly Purchase Amount. La Jolla did not fund any money—old or new—in June 2013.

(132)

According to the EIA, La Jolla was obligated to provide at least two-hundred and fifty thousand dollars ($250,000.00) in funding on the four-hundred and twenty-day anniversary from when the EIA went into effect—i.e. on or around July 1, 2013—in order to cover its Minimum Monthly Purchase Amount. Again, however, La Jolla did not provide funding in a timely manner.

Page 35 of 61 COMPLAINT	Case No.

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(133)

In July 2013, La Jolla entirely failed in their obligations to fund the requisite two-hundred and fifty-thousand dollars ($250,000.00) pursuant to the Minimum Monthly Purchase Amount. La Jolla did not fund any money—old or new—in July 2013.

(134)

In direct violation of the Agreements, La Jolla has failed to provide any source of funding to WSGI since April 2, 2013, and no new money.

(135)

As outlined in detail above, starting with the June 12, 2012 “funding” and conversion notice, and including each successive funding and conversion notice from then until present, La Jolla has not provided WSGI with two-hundred and fifty dollars ($250,000.00) per month on the date it was due as required by the EIA, but has used artificially inflated True-Up balances to offset and avoid La Jolla’s obligations under the Agreements.

(136)

On information and belief, in violation of the Agreements, La Jolla purposefully chose when it wanted to fund and/or convert the Debenture so that it ensured higher True-Up Payments due from WSGI by determining when the Volume-Weighted Average Price (“VWAP”) and the stock price worked in La Jolla’s favor. In picking the most favorable dates—not the contractual dates pursuant to the Agreement—La Jolla artificially created higher True-Up Payments from WSGI and also wrongfully allowed La Jolla to not fully fund future obligations as seen in successive “fundings.” La Jolla has repeated this pattern throughout its entire relationship with WSGI.

Page 36 of 61 COMPLAINT	Case No.

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(137)

To date, La Jolla has “funded” only approximately two million, three-hundred and thirty-three thousand dollars ($2,330,000.00) pursuant to the EIA. Approximately two million, six-hundred and seventy thousand dollars ($2,670,000.00) remains unfunded pursuant to the EIA. Of that two million, three-hundred and thirty-three thousand dollars ($2,330,000.00) “funded,” most of this amount, or one-million, four-hundred and ninety thousand dollars ($1,490,000.00) was “funded” by La Jolla using artificially inflated debts owed to them through either the True-Up Provision or brokers fees by WSGI as current “funding” in violation of the Agreements. In terms of actual non-recycled new money funded—i.e. money that was not a previous debt—La Jolla has only paid eight hundred and forty thousand dollars ($840,000.00) total to WSGI under the EIA. Further, La Jolla not only received shares for this bogus amount, but also warrants and broker fees. La Jolla should have provided funding of approximately three million, and seven-hundred and fifty thousand dollars ($3,750,000.00) to WSGI up to the current time.

(138)

WSGI has issued almost 85 million shares since becoming involved with La Jolla in February 2012, and this is in addition to the millions of warrants WSGI was forced to issue to La Jolla, which negatively impacted WSGI when viewed on a fully diluted basis.

(139)

WSGI’s stock price has greatly decreased since becoming involved with La Jolla in February 2012.

(140)

WSGI’s company market value has declined by approximately half of its former valuation since becoming involved with La Jolla in February of 2012.

(141)

On information and belief, La Jolla has purposefully manipulated and shorted WSGI’s common stock in direct violation of Section 4.11 of the SPA.

(142)

On information and belief, La Jolla has purposefully manipulated and shorted WSGI’s stock and held back funding required by the Agreements. On information and belief, the main reason for WSGI’s recent valuation decreased issues is because of La Jolla’s violation of the Agreements and manipulation of WSGI’s stock value.

(143)

On information and belief, La Jolla has a bad reputation for doing the same things to other companies that it did to WSGI as alleged above.

Page 37 of 61 COMPLAINT	Case No.

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(144)

On information and belief, La Jolla’s fraudulent and wrongful actions set forth herein were all part of its scheme to defraud WSGI.

FIRST CAUSE OF ACTION

(Breach of Contracts)

(All Defendants)

(145)

WSGI incorporates and re-alleges all allegations of all paragraphs above as if set out verbatim at length.

(146)

WSGI brings this first cause of action for Breach of Contract against all Defendants.

(147)

WSGI and La Jolla executed, among others, the following three (3) separate Agreements relevant to this matter: (1) the SPA (Exhibit A); (2) the EIA (Exhibit B); and (3) the Debenture (Exhibit C).

(148)

WSGI did all, or substantially all, of the significant things that the above referenced Agreements required of it to do.

(149)

Under Article 2, Section 2.1 of the EIA, La Jolla had an obligation to purchase from WSGI a “minimum” of two-hundred and fifty-thousand dollars ($250,000.00) of common stock every thirty (30) days, on a specific day of each month, pursuant to the EIA (i.e. the Minimum Monthly Purchase Amount) beginning on the effective date of WSGI’s Form S-1.

(150)

The Form S-1 covering the resale of fifty-million (50,000,000) shares of WSGI Common Stock was declared effective on May 3, 2012, thereby requiring La Jolla to make the required Minimum Monthly Purchase Amounts to WSGI pursuant to the schedule laid out in the EIA.

Page 38 of 61 COMPLAINT	Case No.

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(151)

As alleged above, and included herein, La Jolla consistently failed to make the required Minimum Monthly Purchase Amounts when due pursuant to the terms of the EIA.

(152)

La Jolla repeatedly breached the EIA by not correctly funding the Company on the specific dates required under the EIA. This breach started on the date WSGI’s Form S-1 was declared effective, and continued on each 30-day anniversary of such effective date for any and all further thirty-day increments that La Jolla was required to fund to WSGI under the EIA.

(153)

La Jolla repeatedly breached the EIA by selecting times favorable to it to fund and to convert under the Debenture, and not on the 30-day schedule required under the EIA. On information and belief, this was done with purposeful bad faith by La Jolla in order to manipulate the True-Up balance to be in its favor causing a negative cash position for WSGI and thus benefitting La Jolla by allowing them to gain the most stock and/or debt they could. This would then allow La Jolla to underfund its commitment to WSGI despite demanding shares, warrants and brokers fees as if La Jolla’s commitments had been fully met. La Jolla would often incorrectly “fund” on multiple dates each month—not on the 30-day schedule required under the EIA. On information and belief, these non-scheduled dates picked by La Jolla were dates that were going to be the most lucrative for La Jolla.

(154)

La Jolla repeatedly breached the EIA by not funding the requisite two-hundred and fifty thousand dollars ($250,000.00) every thirty days as required by the EIA.

(155)

La Jolla repeatedly breached the EIA by not providing two-hundred and fifty thousand dollars ($250,000.00) of “new” money to WSGI every thirty days pursuant to the EIA. Instead, La Jolla repeatedly tried to use recycled old debts—e.g. broker fees and True-Up debt owed—as new money in an attempt to satisfy their every 30-day required funding amounts under the EIA.

Page 39 of 61 COMPLAINT	Case No.

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(156)

Under Article 4, Section 4.11 of the SPA, La Jolla is prohibited from engaging in any short sale of WSGI’s common stock. “Short sales” are fully defined above and included herein. On information and belief La Jolla repeatedly breached the SPA by manipulating and engaging in short sales of WSGI’s common stock in an effort further depress WSJI’s stock price to La Jolla’s advantage.

(157)

La Jolla repeatedly pressured and threatened WSGI to conform to La Jolla’s wishes and needs, even when such were in violation of the Agreements. For instance, La Jolla repeatedly told WSGI that they would not fund WSGI at all if it invoked its right under the Debenture to exercise the True-Up Payment. On information and belief, La Jolla acted to coerce WSGI or its related parties to do or act as La Jolla demanded, even when such demands went against the plain language of the Agreements, and La Jolla would threaten to send, and/or actually did send, Default letters.

(158)

On information and belief, as a direct and proximate cause of the breaches by La Jolla, WSGI has suffered damages including, but not limited to, lost profits, dilution of stock, lost funding, lost market capitalization, lost alternative investment opportunities and loss of future business potential.

(159)

All of WSGI’s losses and damages complained of herein are attributable directly to La Jolla. The exact amount of these losses and damages will be proven at trial, in an amount according to proof that is in excess of the jurisdiction of this Court.

SECOND CAUSE OF ACTION

(Breach of Covenant of Good Faith and Fair Dealing)

(All Defendants)

(160)

WSGI incorporates and re-alleges all allegations of all paragraphs above as if set out verbatim at length.

Page 40 of 61 COMPLAINT	Case No.

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(161)

WSGI brings this second cause of action for Breach of Covenant of Good Faith and Fair Dealing against all Defendants.

(162)

In every contract or agreement there is an implied promise of good faith and fair dealing. This means that each party will not do anything to unfairly interfere with the right of any other party to receive the benefits of the contract. WSGI claims that La Jolla violated the duty to act fairly and in good faith.

(163)

WSGI and La Jolla entered into the Agreements. WSGI did all, or substantially all, of the significant things that the above referenced Agreements required of it to do.

(164)

Under Article 2, Section 2.1 of the EIA, La Jolla had an obligation to purchase from WSGI a “minimum” of two-hundred and fifty-thousand dollars ($250,000.00) of common stock every thirty (30) days, on a specific day of each month, pursuant to the EIA (i.e. the Minimum Monthly Purchase Amount) beginning on the effective date of WSGI’s Form S-1.

(165)

The Form S-1 covering the resale of fifty-million (50,000,000) shares of WSGI Common Stock was declared effective on May 3, 2012, thereby requiring La Jolla to make the required Minimum Monthly Purchase Amounts to WSGI pursuant to the schedule laid out in the EIA.

(166)

As alleged above, and included herein, La Jolla consistently failed to make the required Minimum Monthly Purchase Amounts when due pursuant to the terms of the EIA.

(167)

La Jolla repeatedly breached the EIA by not correctly funding the Company on the specific dates required under the EIA. This breach started on the date WSGI’s Form S-1 was declared effective, and continued on each 30-day anniversary of such effective date for any and all further thirty-day increments that La Jolla was required to fund to WSGI under the EIA.

Page 41 of 61 COMPLAINT	Case No.

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(168)

La Jolla repeatedly breached the EIA by selecting times favorable to it to fund and to convert under the Debenture, and not on the 30-day schedule required under the EIA. On information and belief, this was done with purposeful bad faith by La Jolla in order to manipulate the True-Up balance to be in its favor causing a negative cash position for WSGI and thus benefitting La Jolla by allowing them to gain the most stock and/or debt they could. This would then allow La Jolla to underfund its commitment to WSGI despite demanding shares, warrants and brokers fees as if La Jolla’s commitments had been fully met. La Jolla would often incorrectly “fund” on multiple dates each month—not on the 30-day schedule required under the EIA. On information and belief, these non-scheduled dates picked by La Jolla were dates that were going to be the most lucrative for La Jolla.

(169)

La Jolla repeatedly breached the EIA by not funding the requisite two-hundred and fifty thousand dollars ($250,000.00) every thirty days as required by the EIA.

(170)

La Jolla repeatedly breached the EIA by not providing two-hundred and fifty thousand dollars ($250,000.00) of “new” money to WSGI every thirty days pursuant to the EIA. Instead, La Jolla repeatedly tried to use recycled old debts—e.g. broker fees and True-Up debt owed—as new money in an attempt to satisfy their every 30-day required funding amounts under the EIA.

(171)

Under Article 4, Section 4.11 of the SPA, La Jolla is prohibited from engaging in any short sale of WSGI’s common stock. “Short sales” are fully defined above and included herein. On information and belief La Jolla repeatedly breached the SPA by manipulating and engaging in short sales of WSGI’s common stock in an effort further depress WSJI’s stock price to La Jolla’s advantage.

(172)

La Jolla repeatedly pressured and threatened WSGI to conform to La Jolla’s wishes and needs, even when such were in violation of the Agreements. For instance, La Jolla repeatedly told WSGI that they would not fund WSGI at all if it invoked its right under the Debenture to exercise the True-Up Payment. On information and belief, La Jolla acted to coerce WSGI or its related parties to do or act as La Jolla demanded, even when such demands went against the plain language of the Agreements, and La Jolla would threaten to send, and/or actually did send, Default letters.

Page 42 of 61 COMPLAINT	Case No.

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(173)

On information and belief, as a direct and proximate cause of these bad faith breaches by La Jolla, WSGI has suffered damages including, but not limited to, lost profits, dilution of stock, lost funding, lost market capitalization, lost alternative investment opportunities and loss of future business potential.

(174)

All of WSGI’s losses and damages complained of herein are attributable directly to La Jolla. The exact amount of these losses and damages will be proven at trial, in an amount according to proof that is in excess of the jurisdiction of this Court.

THIRD CAUSE OF ACTION

(Unjust Enrichment)

(All Defendants)

(175)

WSGI incorporates and re-alleges all allegations of all paragraphs above as if set out verbatim at length.

(176)

WSGI brings this third cause of action for Unjust Enrichment against all Defendants.

(177)

Under Article 2, Section 2.1 of the EIA, La Jolla had an obligation to purchase from WSGI a “minimum” of two-hundred and fifty-thousand dollars ($250,000.00) of common stock every thirty (30) days, on a specific day of each month, pursuant to the EIA (i.e. the Minimum Monthly Purchase Amount) beginning on the effective date of WSGI’s Form S-1.

(178)

The Form S-1 covering the resale of fifty-million (50,000,000) shares of WSGI Common Stock was declared effective on May 3, 2012, thereby requiring La Jolla to make the required Minimum Monthly Purchase Amounts to WSGI pursuant to the schedule laid out in the EIA.

Page 43 of 61 COMPLAINT	Case No.

Law Offices of

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654 Sacramento Street • third floor • San Francisco • CA 94111 phone 415•296•7070 fax 415•296•7060

(179)

As alleged above, and included herein, La Jolla consistently failed to make the required Minimum Monthly Purchase Amounts when due pursuant to the terms of the EIA.

(180)

La Jolla repeatedly breached the EIA by not correctly funding the Company on the specific dates required under the EIA. This breach started on the date WSGI’s Form S-1 was declared effective, and continued on each 30-day anniversary of such effective date for any and all further thirty-day increments that La Jolla was required to fund to WSGI under the EIA.

(181)

La Jolla repeatedly breached the EIA by selecting times favorable to it to fund and to convert under the Debenture, and not on the 30-day schedule required under the EIA. On information and belief, this was done with purposeful bad faith by La Jolla in order to manipulate the True-Up balance to be in its favor causing a negative cash position for WSGI and thus benefitting La Jolla by allowing them to gain the most stock and/or debt they could. This would then allow La Jolla to underfund its commitment to WSGI despite demanding shares, warrants and brokers fees as if La Jolla’s commitments had been fully met. La Jolla would often incorrectly “fund” on multiple dates each month—not on the 30-day schedule required under the EIA. On information and belief, these non-scheduled dates picked by La Jolla were dates that were going to be the most lucrative for La Jolla.

(182)

La Jolla repeatedly breached the EIA by not funding the requisite two-hundred and fifty thousand dollars ($250,000.00) every thirty days as required by the EIA.

(183)

La Jolla repeatedly breached the EIA by not providing two-hundred and fifty thousand dollars ($250,000.00) of “new” money to WSGI every thirty days pursuant to the EIA. Instead, La Jolla repeatedly tried to use recycled old debts—e.g. broker fees and True-Up debt owed—as new money in an attempt to satisfy their every 30-day required funding amounts under the EIA.

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(184)

Under Article 4, Section 4.11 of the SPA, La Jolla is prohibited from engaging in any short sale of WSGI’s common stock. “Short sales” are fully defined above and included herein. On information and belief La Jolla repeatedly breached the SPA by manipulating and engaging in short sales of WSGI’s common stock in an effort further depress WSJI’s stock price to La Jolla’s advantage.

(185)

La Jolla repeatedly pressured and threatened WSGI to conform to La Jolla’s wishes and needs, even when such were in violation of the Agreements. For instance, La Jolla repeatedly told WSGI that they would not fund WSGI at all if it invoked its right under the Debenture to exercise the True-Up Payment. On information and belief, La Jolla acted to coerce WSGI or its related parties to do or act as La Jolla demanded, even when such demands went against the plain language of the Agreements, and La Jolla would threaten to send, and/or actually did send, Default letters.

(186)

As described above, La Jolla actions towards WSGI were unjust.

(187)

As described above, La Jolla was unjustly enriched by its receipt of more money and shares than it was entitled to from WSGI.

(188)

This enrichment to La Jolla was at the expense of WSGI.

(189)

On information and belief, as a direct and proximate cause of this unjust enrichment by La Jolla, WSGI has suffered damages including, but not limited to, lost profits, dilution of stock, lost funding, lost market capitalization, lost alternative investment opportunities and loss of future business potential.

(190)

All of WSGI’s losses and damages complained of herein are attributable directly to La Jolla. The exact amount of these losses and damages will be proven at trial, in an amount according to proof that is in excess of the jurisdiction of this Court.

Page 45 of 61 COMPLAINT	Case No.

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FOURTH CAUSE OF ACTION

(Breach of Fiduciary Duty)

(All Defendants)

(191)

WSGI incorporates and re-alleges all allegations of all paragraphs above as if set out verbatim at length.

(192)

WSGI brings this fourth cause of action for Breach of Fiduciary Duty against all Defendants.

(193)

Pursuant to the Agreements, La Jolla had a fiduciary duty to WSGI. In light of the Agreements, they had a duty to act with the utmost good faith and in the best interests of WSGI.

(194)

Under Article 2, Section 2.1 of the EIA, La Jolla had an obligation to purchase from WSGI a “minimum” of two-hundred and fifty-thousand dollars ($250,000.00) of common stock every thirty (30) days, on a specific day of each month, pursuant to the EIA (i.e. the Minimum Monthly Purchase Amount) beginning on the effective date of WSGI’s Form S-1.

(195)

The Form S-1 covering the resale of fifty-million (50,000,000) shares of WSGI Common Stock was declared effective on May 3, 2012, thereby requiring La Jolla to make the required Minimum Monthly Purchase Amounts to WSGI pursuant to the schedule laid out in the EIA.

(196)

As alleged above, and included herein, La Jolla consistently failed to make the required Minimum Monthly Purchase Amounts when due pursuant to the terms of the EIA.

Page 46 of 61 COMPLAINT	Case No.

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(197)

La Jolla repeatedly breached the EIA by not correctly funding the Company on the specific dates required under the EIA. This breach started on the date WSGI’s Form S-1 was declared effective, and continued on each 30-day anniversary of such effective date for any and all further thirty-day increments that La Jolla was required to fund to WSGI under the EIA.

(198)

La Jolla repeatedly breached the EIA by selecting times favorable to it to fund and to convert under the Debenture, and not on the 30-day schedule required under the EIA. On information and belief, this was done with purposeful bad faith by La Jolla in order to manipulate the True-Up balance to be in its favor causing a negative cash position for WSGI and thus benefitting La Jolla by allowing them to gain the most stock and/or debt they could. This would then allow La Jolla to underfund its commitment to WSGI despite demanding shares, warrants and brokers fees as if La Jolla’s commitments had been fully met. La Jolla would often incorrectly “fund” on multiple dates each month—not on the 30-day schedule required under the EIA. On information and belief, these non-scheduled dates picked by La Jolla were dates that were going to be the most lucrative for La Jolla.

(199)

La Jolla repeatedly breached the EIA by not funding the requisite two-hundred and fifty thousand dollars ($250,000.00) every thirty days as required by the EIA.

(200)

La Jolla repeatedly breached the EIA by not providing two-hundred and fifty thousand dollars ($250,000.00) of “new” money to WSGI every thirty days pursuant to the EIA. Instead, La Jolla repeatedly tried to use recycled old debts—e.g. broker fees and True-Up debt owed—as new money in an attempt to satisfy their every 30-day required funding amounts under the EIA.

(201)

Under Article 4, Section 4.11 of the SPA, La Jolla is prohibited from engaging in any short sale of WSGI’s common stock. “Short sales” are fully defined above and included herein. On information and belief La Jolla repeatedly breached the SPA by manipulating and engaging in short sales of WSGI’s common stock in an effort further depress WSJI’s stock price to La Jolla’s advantage.

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(202)

La Jolla repeatedly pressured and threatened WSGI to conform to La Jolla’s wishes and needs, even when such were in violation of the Agreements. For instance, La Jolla repeatedly told WSGI that they would not fund WSGI at all if it invoked its right under the Debenture to exercise the True-Up Payment. On information and belief, La Jolla acted to coerce WSGI or its related parties to do or act as La Jolla demanded, even when such demands went against the plain language of the Agreements, and La Jolla would threaten to send, and/or actually did send, Default letters.

(203)

La Jolla breached its fiduciary duties to WSGI through the above actions. La Jolla’s actions were not in accordance with their duty to act with the utmost good faith and in the best interests of WSGI.

(204)

On information and belief, as a direct and proximate cause of this unjust enrichment by La Jolla, WSGI has suffered damages including, but not limited to, lost profits, dilution of stock, lost funding, lost market capitalization, lost alternative investment opportunities and loss of future business potential.

(205)

All of WSGI’s losses and damages complained of herein are attributable directly to La Jolla. The exact amount of these losses and damages will be proven at trial, in an amount according to proof that is in excess of the jurisdiction of this Court.

fifth CAUSE OF ACTION

(Common Count – Open Book Account)

(All Defendants)

(206)

WSGI incorporates and re-alleges all allegations of all paragraphs above as if set out verbatim at length.

(207)

WSGI brings this fifth cause of action for Open Book Account against all Defendants.

Page 48 of 61 COMPLAINT	Case No.

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(208)

WSGI claims that La Jolla owes money to WSGI on an open book account.

(209)

WSGI and La Jolla entered into financial transactions memorialized in the Agreements. These Agreements stated, in part, that La Jolla owed WSGI a certain amount of funds every 30-days beginning on the effective date of WSGI’s Form S-1, which was on May 3, 2012.

(210)

WSGI kept an account of the amounts paid to WSGI and the amounts owed by WSGI involved in each of these transactions.

(211)

La Jolla owes WSGI money on the account.

(212)

That amount of money owed to WSGI is known to WSGI.

SIXTH CAUSE OF ACTION

(Common Count – Account Stated)

(All Defendants)

(213)

WSGI incorporates and re-alleges all allegations of all paragraphs above as if set out verbatim at length.

(214)

WSGI brings this sixth cause of action for Account Stated against all Defendants.

(215)

WSGI claims that La Jolla owes money to WSGI on an account stated.

(216)

WSGI and La Jolla entered into financial transactions memorialized in the Agreements. These Agreements stated, in part, that La Jolla owed WSGI a certain amount of funds every 30-days beginning on the effective date of WSGI’s Form S-1, which was on May 3, 2012.

Page 49 of 61 COMPLAINT	Case No.

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(217)

WSGI and La Jolla, by words, conduct and/or through a written agreement, agreed that the two-hundred and fifty thousand dollar ($250,000) amount stated in the Agreements was the correct amount owed to WSGI every thirty (30) days beginning on the effective date of WSGI’s Form S-1, which was on May 3, 2012.

(218)

La Jolla, by words, conduct and/or through a written agreement, promised to pay Plaintiff the two-hundred and fifty thousand dollar ($250,000) amount stated in the Agreements to WSGI every thirty (30) days beginning on the effective date of WSGI’s Form S-1, which was on May 3, 2012.

(219)

La Jolla has failed to pay the amount owed pursuant to the Agreements.

(220)

That amount of money owed to WSGI is known to WSGI.

SEVENTH CAUSE OF ACTION

(Intentional Misrepresentation)

(All Defendants)

(221)

WSGI incorporates and re-alleges all allegations of all paragraphs above as if set out verbatim at length.

(222)

WSGI brings this seventh cause of action for Intentional Misrepresentation against all Defendants.

(223)

WSGI claims that La Jolla made fraudulent and false representations that harmed WGSI.

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(224)

In 2011 and 2012, WSGI and La Jolla had discussions about La Jolla’s possible financial investment in WSGI. La Jolla communicated to WSGI that its intentions were to take a long-term equity position in WSGI, to provide funds necessary to help WSGI grow its business according to the schedule in the EIA, and to convert debt into stock of WSGI as it continued to fund WSGI’s financial needs. Further, La Jolla promised that it would specifically structure the Agreements with WSGI in a way that all parties would benefit.

(225)

As more thoroughly explained above, and incorporated herein, from the beginning of the relationship with La Jolla, La Jolla has made fraudulent misrepresentations to WSGI.

(226)

As more thoroughly explained above, and incorporated herein, La Jolla has fraudulently misrepresented that it would abide by the terms of the Agreements.

(227)

As more thoroughly explained above, and incorporated herein, La Jolla has fraudulently misrepresented that it would in fact pay two-hundred and fifty thousand dollars ($250,000.00) every thirty (30) days in accordance with the EIA.

(228)

As more thoroughly explained above, and incorporated herein, La Jolla has fraudulently misrepresented that it would not fraudulently manipulate WSGI’s stock price for the benefit of La Jolla.

(229)

As more thoroughly explained above, and incorporated herein, La Jolla has fraudulently misrepresented that it would not fraudulently engage in Short Sales of WSGI’s stock in violation of the SPA.

(230)

As more thoroughly explained above, and incorporated herein, La Jolla has fraudulently misrepresented that it would not fraudulently cause WSGI’s stock price to decline by dumping millions of shares on the market at a lower price.

(231)

As more thoroughly explained above, and incorporated herein, La Jolla has fraudulently misrepresented that it would not fraudulently initiate fundings and Debentures conversions only at the times that it worked in the favor of La Jolla.

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(232)

As more thoroughly explained above, and incorporated herein, La Jolla has fraudulently misrepresented that it would not purposely harm, financially or otherwise, WSGI’s business.

(233)

As more thoroughly explained above, and incorporated herein, La Jolla has fraudulently misrepresented that it would not purposely withhold from WSGI the funds needed to operate and grow its business.

(234)

La Jolla intended that WSGI rely upon these, and other, misrepresentations. La Jolla knew, or should have known, that its misrepresentations to WSGI, as laid out above, were in fact untrue when those misrepresentations were made.

(235)

WSGI reasonably relied upon these, and other, misrepresentations made by La Jolla to WSGI’s detriment.

(236)

On information and belief, as a direct and proximate cause of these bad faith breaches by La Jolla, WSGI has suffered damages including, but not limited to, lost profits, dilution of stock, lost funding, lost market capitalization, lost alternative investment opportunities and loss of future business potential.

(237)

All of WSGI’s losses and damages complained of herein are attributable directly to La Jolla. The exact amount of these losses and damages will be proven at trial, in an amount according to proof that is in excess of the jurisdiction of this Court.

Page 52 of 61 COMPLAINT	Case No.

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EIGHTH CAUSE OF ACTION

(Fraud in the Inducement – Cal. Code Section 1710)

(All Defendants)

(238)

WSGI incorporates and re-alleges all allegations of all paragraphs above as if set out verbatim at length.

(239)

WSGI brings this eighth cause of action for Fraud in the Inducement against all Defendants.

(240)

WSGI claims that La Jolla made fraudulent and false representations, and omissions, regarding the Agreements, and the enforcement thereof. La Jolla made misleading statements that caused WSGI to sign the Agreements, and proceed with the financial relationship, with La Jolla.

(241)

In 2011 and 2012, WSGI and La Jolla had discussions about La Jolla’s possible financial investment in WSGI. La Jolla communicated to WSGI that its intentions were to take a long-term equity position in WSGI, to provide funds necessary to help WSGI grow its business according to the schedule in the EIA, and to convert debt into stock of WSGI as it continued to fund WSGI’s financial needs. Further, La Jolla promised that it would specifically structure the Agreements with WSGI in a way that all parties would benefit.

(242)

As more thoroughly explained above, and incorporated herein, from the beginning of the relationship with La Jolla, La Jolla fraudulently induced WSGI, through their factual omissions to them, to sign the Agreements. La Jolla, in inducing WSGI to sign the Agreements, omitted material facts including, but not limited to, that La Jolla had no intention of performing their contractual commitments under the Agreements. Those omissions by La Jolla were only made to fraudulently induce WSGI into signing the Agreements.

Page 53 of 61 COMPLAINT	Case No.

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(243)

As more thoroughly explained above, and incorporated herein, from the beginning of the relationship with La Jolla, La Jolla fraudulently induced WSGI, through their false assurances to WSGI in 2011 and 2012, to sign the Agreements. The claims and promises by La Jolla relating to its future actions and relationship with WSGI were known to La Jolla to be false when those representations were in fact made. These false assurances were either made orally or in writing. Those statements were only made to fraudulently induce WSGI into signing the Agreements.

(244)

As more thoroughly explained above, and incorporated herein, La Jolla fraudulently misrepresented that it would abide by the terms of the Agreements.

(245)

As more thoroughly explained above, and incorporated herein, La Jolla fraudulently misrepresented that it would in fact pay two-hundred and fifty thousand dollars ($250,000.00) every thirty (30) days in accordance with the EIA.

(246)

As more thoroughly explained above, and incorporated herein, La Jolla fraudulently misrepresented that it would not fraudulently manipulate WSGI’s stock price for the benefit of La Jolla.

(247)

As more thoroughly explained above, and incorporated herein, La Jolla has fraudulently misrepresented that it would not fraudulently engage in Short Sales of WSGI’s stock in violation of the SPA.

(248)

As more thoroughly explained above, and incorporated herein, La Jolla has fraudulently misrepresented that it would not fraudulently cause WSGI’s stock price to decline by dumping millions of shares on the market at a lower price.

(249)

As more thoroughly explained above, and incorporated herein, La Jolla has fraudulently misrepresented that it would not fraudulently initiate fundings and Debentures conversions only at the times that it worked in the favor of La Jolla.

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(250)

As more thoroughly explained above, and incorporated herein, La Jolla has fraudulently misrepresented that it would not purposely harm, financially or otherwise, WSGI’s business.

(251)

As more thoroughly explained above, and incorporated herein, La Jolla has fraudulently misrepresented that it would not purposely withhold from WSGI the funds needed to operate and grow its business.

(252)

La Jolla intended that WSGI rely upon these and other misrepresentations and/or the failures to give notice of material facts and other omissions, when agreeing to the terms of the Agreements. La Jolla knew, or should have known, that its misrepresentations to WSGI, as laid out above, were in fact untrue when those misrepresentations were made.

(253)

WSGI reasonably relied upon these and other misrepresentations, and/or the failures to give notice of material facts and other omissions, made by La Jolla when agreeing to the Agreements. WSGI reasonably relied upon these, and other, misrepresentations made by La Jolla to WSGI’s detriment.

(254)

On information and belief, as a direct and proximate cause of these bad faith breaches by La Jolla, WSGI has suffered damages including, but not limited to, lost profits, dilution of stock, lost funding, lost market capitalization, lost alternative investment opportunities and loss of future business potential.

(255)

All of WSGI’s losses and damages complained of herein are attributable directly to La Jolla’s misrepresentations and/or omissions. The exact amount of these losses and damages will be proven at trial, in an amount according to proof that is in excess of the jurisdiction of this Court.

(256)

As a remedy for this cause of action, WSGI asks that the Agreements, which WSGI was fraudulently induced to sign, are deemed void by the Court.

Page 55 of 61 COMPLAINT	Case No.

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NINTH CAUSE OF ACTION

(Manipulation and Fraud Under the Exchange Act Section 10[b], and 17 CFR 240.10b-5)

(All Defendants)

(257)

WSGI incorporates and re-alleges all allegations of all paragraphs above as if set out verbatim at length.

(258)

WSGI brings this ninth cause of action for Manipulation and Fraud against all Defendants.

(259)

Securities and Exchange Act of 1934 (“Exchange Act”) Section 10(b), provides, in relevant part,

It shall be unlawful for any person, directly or indirectly, by the use of any means or instrumentality of interstate commerce or of the mails, or of any facility of any national securities exchange. . .

(b) To use or employ, in connection with the purchase or sale of any security registered on a national securities exchange or any security not so registered, or any securities-based swap agreement (as defined in section 206B of the Gramm-Leach-Bliley Act), any manipulative or deceptive device or contrivance in contravention of such rules and regulations as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors.

(260)

In 17 CFR 240.10b-5 (“Rule 10b-5”), entitled “Employment of Manipulative and Deceptive Devices,” it states in pertinent part:

It shall be unlawful for any person, directly or indirectly, by the use of any means or instrumentality of interstate commerce, or of the mails or of any facility of any national securities exchange,

(a) To employ any device, scheme, or artifice to defraud,

(b) To make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or

(c) To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person, in connection with the purchase or sale of any security.

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(261)

As more thoroughly explained above, and incorporated herein, on information and belief, La Jolla has employed a scheme to not only defraud WSGI and capitalize to the fullest in light of its position vis a vis WSGI, but also to defraud the public.

(262)

As more thoroughly explained above, and incorporated herein, on information and belief, La Jolla acted fraudulently and deceitfully when purchasing and selling WSGI’s common stock.

(263)

As more thoroughly explained above, and incorporated herein, on information and belief, during its relationship with WSGI, La Jolla was consistently and constantly buying WSGI’s shares at a deep discount—and were able to receive additional shares depending on when La Jolla chose to issue their conversion notices—and short selling those shares and dumping large volumes of shares into the market to manipulate the stock prices to their advantage. This resulted in a drastic windfall for La Jolla, and consistent damage to WSGI.

(264)

As more thoroughly explained above, and incorporated herein, on information and belief, La Jolla was consistently and constantly during their relationship with WSGI manipulating WSGI’s common stock price. On information and belief, this manipulation would allow La Jolla to keep WSGI’s common stock price artificially low for the benefit of La Jolla. Further, on information and belief, this manipulation allowed La Jolla to enjoy other unwarranted benefits including, but not limited to, allowing La Jolla to gain more debt to use as recycled “funding” to WSGI, thereby not having to actually fund WSGI. This conduct also violated the Agreements.

(265)

All of WSGI’s losses and damages complained of herein are attributable directly to La Jolla’s violations, and related misrepresentations, of the aforementioned laws. The exact amount of these losses and damages will be proven at trial, in an amount according to proof that is in excess of the jurisdiction of this Court.

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TENTH CAUSE OF ACTION

(Violation of California Business and Professions Code Section 17200)

(All Defendants)

(266)

WSGI incorporates and re-alleges all allegations of all paragraphs above as if set out verbatim at length.

(267)

WSGI brings this tenth cause of action for Violation of California Business and Professions Code Section 17200 against all Defendants.

(268)

By engaging in the illegal and wrongful acts set forth above, La Jolla has engaged in unlawful, unfair and fraudulent business practices in violation of California Business and Professions Code Section 17200.

(269)

La Jolla has implemented fraudulent and deceitful schemes and tactics when buying and selling stock in violation of Exchange Act Section 10[b] and 17 CFR 240.10b-5.

(270)

As a direct and proximate result of La Jolla’s violation of California Business and Professions Code Section 17200, La Jolla has been wrongfully enriched in an amount to be proven at trial and WSGI is entitled to restitution on that amount.

(271)

Plaintiff is further entitled to injunctive relief to prohibit further violations of California Business and Professions Code Section 17200. La Jolla should be enjoined from continuing the acts and/or omissions alleged above and from taking any other actions which would constitute a violation of California Business and Professions Code Section 17200.

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eleventh CAUSE OF ACTION

(Declaratory Relief)

(All Defendants)

(272)

WSGI incorporates and re-alleges all allegations of all paragraphs above as if set out verbatim at length.

(273)

WSGI brings this eleventh cause of action for Declaratory Relief against all Defendants.

(274)

As more thoroughly explained above, and incorporated herein, WSGI contends that due to La Jolla’s repeated violations of the law as well as the fraudulent misrepresentations and omissions as alleged above in inducing WSGI to sign the Agreements, the Court should find:

(a)	WSGI is entitled to rescind the Agreements; and

(b)	WSGI is entitled to recover the compensatory damages alleged above.

(275)

On information and belief, WSGI alleges that all Defendants would contest these actions and WSGI’s contentions as stated above. Accordingly, a judicial declaration from this Court is necessary to determine the rights and obligations of the parties.

TWELfTH CAUSE OF ACTION

(Injunctive Relief)

(All Defendants)

(276)

WSGI incorporates and re-alleges all allegations of all paragraphs above as if set out verbatim at length.

(277)

WSGI brings this twelfth cause of action for Injunctive Relief against all Defendants.

(278)

Article 5, Section 5.2 of the Debenture, states,

Acceleration of Maturity; Rescission and Annulment.  If an Event of Default occurs and is continuing, then and in every such case the Holder may, in Holder’s sole and absolute discretion, send a notice in writing to the Company, and if the Event of Default has not been cured within fifteen (15) Business Days following the delivery of such default notice to the Company by the Holder, the Holder may rescind any outstanding Conversion Notice and declare that any or all amounts owing or otherwise outstanding under this Debenture are immediately due and payable and upon any such declaration this Debenture or such portion thereof, as applicable, shall become immediately due and payable in cash in an amount equal to one hundred ten percent (110%) of the sum of (i) the unconverted Principal Amount thereof, plus (ii) all accrued and unpaid interest thereon to the date of payment

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(279)

As explained above, on information and belief, La Jolla has acted in a fraudulent and deceptive manner in violating the material provisions of the Agreements.

(280)

As explained above, on information and belief, if not enjoined by this Court, La Jolla will continue to enforce the Agreements, agreements that are based on fraud and manipulation as described above.

(281)

As explained above, on information and belief, if not enjoined by this Court, La Jolla will continue to enforce the Agreement, which is now presently, and will in the future, cause further irreparable harm to WSGI. Currently, WSGI is now losing, and will continue to lose, business profits if the Court does not enjoin La Jolla’s enforcement of the Agreements. Further, WSGI will be forced to pay La Jolla penalties under Article 5, Section 5.2 of the Debenture if WSGI refuses to comply with the onerous and fraudulent agreed upon terms of the Agreements.

(282)

WSGI does not have a plain, speedy, and adequate remedy in the ordinary course of the law other than gaining this injunction as soon as possible.

DEMAND FOR JURY TRIAL

Pursuant to Federal Rules of Civil Procedure Rule 38, WSGI hereby demands a trial by jury in this action of all issues so triable.

prayer

WHEREFORE, Plaintiff WSGI prays:

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1.	For a permanent injunction releasing both sides from any requirement to uphold the Agreements;

2.	For judgment against all Defendants, jointly and severally, for any and all general and special damages in an amount according to proof;

3.	For punitive damages;

4.	For pre and post judgment interest at the maximum amount allowed by law;

5.	For attorney’s fees and costs pursuant to Article 6, Section 6.10 of the Debenture; and

6.	For any such other and further relief as the Court deems necessary and proper.

WEISBERG & MILLER

Dated: July 25, 2013
	By:	Craig S. Miller,
Attorneys for Plaintiff

Page 61 of 61 COMPLAINT	Case No.